                                                                  Exhibit 10.2.1
                                                                  --------------

                   EMPLOYMENT SEPARATION/CONSULTING AGREEMENT
                   ------------------------------------------
                               AND GENERAL RELEASE
                               -------------------

     THIS EMPLOYMENT SEPARATION/CONSULTING AGREEMENT AND GENERAL RELEASE (hereinafter "AGREEMENT") is made and entered into by and between Kenneth M. Cohen (hereinafter "COHEN") and Synbiotics Corporation (hereinafter "SYNBIOTICS" or the "Company"), effective as of April 2, 2001, and inures to the benefit of each of SYNBIOTICS' current, former and future parents, subsidiaries, related entities, employee benefit plans and their fiduciaries, predecessors, successors, officers, directors, shareholders, agents, employees and assigns.

                                    RECITALS
                                    --------

     A. COHEN has been through April 2, 2001 SYNBIOTICS' President and Chief Executive Officer and a member of SYNBIOTICS' Board of Directors.

     B. Notwithstanding and in addition to any other written resignations, by executing this AGREEMENT, COHEN resigns from his employment with and from all his positions as a director, officer and employee of SYNBIOTICS and its subsidiary Synbiotics Europe SAS effective April 2, 2001.

     C. As of April 2, 2001, COHEN held options under SYNBIOTICS' 1995 Stock Option/ Stock Issuance Plan (the "Plan") to purchase shares of SYNBIOTICS' common stock (the "Options"). As of April 2, 2001, COHEN had acquired vested interests in 266,875 of such Options (the "Vested Options"), and had not yet acquired vested rights in 133,125 of such Options (the "Unvested Options").

     D. SYNBIOTICS wishes to retain COHEN as a consultant to the Company beginning April 4, 2001, and COHEN wishes to provide personal services to the Company in return for certain compensation and benefits, as more specifically identified herein.

     THEREFORE, in consideration of the mutual promises and covenants contained herein, it is hereby agreed by and between COHEN, on the one hand, and SYNBIOTICS, on the other, as follows:


     1.  Incorporation of Recitals. The Recitals and identification of the
         -------------------------
parties to, and beneficiaries of, this AGREEMENT are incorporated by reference as though fully set forth herein.

     2.  Compensation for Employment. SYNBIOTICS agrees to pay to COHEN all of
         ---------------------------
his wages (other than his accrued and unused vacation time) accrued through April 2, 2001 by no later April 4, 2001. The parties agree that this amount is $2,243.68, before applicable tax withholding. SYNBIOTICS agrees to pay COHEN all of his accrued and unused vacation time through April 2, 2001, which the parties agree amounts to 299.98 hours, at $140.23 per hour, as follows:

         $12,153.33 (before applicable withholding) on April 16, 2001;

         $12,153.33 (before applicable withholding) on May 1, 2001; and

         $17,759.54 (before applicable withholding) on May 16, 2001.

         Except as expressly provided in this Section 2, COHEN hereby waives and renounces any and all other amounts which are or may become due to him under SYNBIOTICS' Management Retention Plan, as amended, or any other "stay bonus" plan, and under his Employee Agreement dated May 7, 1996 (including the severance provisions thereof), and under any other written or oral compensation arrangement.

         COHEN acknowledges that effective upon his employment termination he will be unable to continue his participation in SYNBIOTICS' 401(k) plan, Section 125 cafeteria plan, or, except as allowed by COBRA, any other SYNBIOTICS perquisite, employee benefit plan or fringe benefit plan.

         The parties acknowledge and agree that upon execution and delivery of this AGREEMENT all of the Unvested Options shall terminate immediately and never vest. The parties further agree that the Vested Options shall remain exercisable only for so long after the April 2, 2001 cessation of service as is provided for by the terms of the Vested Options documentation (i.e., 30 days).

         3.   COBRA Benefits. COHEN acknowledges that he has been provided with
              --------------
forms by which he may maintain his and his eligible dependents' participation in SYNBIOTICS' group medical and dental insurance plans pursuant to the terms of the Consolidated Omnibus Budget Reconciliation Act ("COBRA"). SYNBIOTICS agrees that if COHEN timely elects to continue his and his eligible dependents' participation in the Company's group medical and dental insurance plans pursuant to COBRA, the Company will pay the employer portion of the COBRA premiums therefor on behalf of COHEN and his eligible dependents, until April 2, 2002. Nothing herein shall limit the right of SYNBIOTICS to change the provider and/or the terms of its group medical and/or dental insurance plan at any time hereafter.

         4.   No Employment Agreement. The parties acknowledge and agree that
              -----------------------
this AGREEMENT is not an employment agreement, that the employment relationship between the parties has terminated, and that all prior agreements concerning employment and/or consultancy, whether oral or written, are superseded by this AGREEMENT.

         5.   Consulting Agreement.
              --------------------

              5.1   Term. Subject to its rights to terminate this AGREEMENT
                    ----
earlier pursuant to the termination provisions contained in Section 8 hereof, SYNBIOTICS agrees that commencing upon April 4, 2001, and continuing through March 15, 2002, it shall retain COHEN as an independent contractor consultant (the "Consulting Period"). COHEN agrees to assist SYNBIOTICS as an independent contractor consultant during the Consulting Period.

              5.2   Compensation. During the Consulting Period, SYNBIOTICS shall
                    ------------
pay to COHEN for his consulting services the gross sum of $1 for the period from April 4, 2001 through May 16, 2001, and thereafter at the rate of $24,961.76 per full month for the remaining duration of the Consulting Period. The consulting fee shall be due and payable to COHEN in arrears semimonthly.

              5.3   Duties. During the Consulting Period, COHEN agrees to make
                    ------
himself available to provide oral or written advice and input on SYNBIOTICS business matters, as may be requested of him from time to time by the President and Chief Executive Officer and/or the Company's Board of Directors. COHEN shall report only to the President and Chief Executive Officer and/or the Chair of the Company's Board of Directors, and shall communicate only with such persons, unless specifically directed otherwise by the President/CEO and/or Chair. COHEN shall comply with all applicable laws in the course of his work. All works of authorship made by COHEN in the course of his duties shall be "works made for hire." COHEN agrees that SYNBIOTICS shall own the copyright on such works of authorship with no license back to COHEN, and that SYNBIOTICS shall own the patent rights on all inventions made by COHEN in the course of his duties (again with no license back to COHEN). COHEN shall provide all reasonable assistance to SYNBIOTICS in evidencing and prosecuting SYNBIOTICS' copyright and patent rights in such works of authorship and inventions.

              5.4   Time Commitment. During the Consulting Period, COHEN shall
                    ---------------
make himself available to SYNBIOTICS to perform consulting duties on a reasonable, part-time, as-needed basis as requested by the Company. SYNBIOTICS agrees to provide COHEN with reasonable advance notice of its need for his services. COHEN agrees to provide the Company with at least one week's advance notice of any vacation or other planned absence in which COHEN will be unavailable to render consulting services for the Company. SYNBIOTICS and COHEN shall use reasonable efforts to coordinate any scheduling conflicts between COHEN's other activities and engagements and the services to be performed by COHEN for SYNBIOTICS.

              5.5   Independent Contractor. COHEN acknowledges that he is an
                    ----------------------
independent contractor, is not an agent or employee of the Company, is not entitled to any Company employment rights or benefits and is not authorized to act on behalf of the Company. COHEN shall be solely responsible for any and all tax obligations of COHEN, including but not limited to, all city, state and federal income taxes, social security withholding tax and other self employment tax incurred by COHEN, and for providing workers' compensation insurance. In the event that any taxing authority seeks to collect taxes, interest and/or penalties from SYNBIOTICS on the consulting compensation paid to COHEN under this AGREEMENT, COHEN will hold SYNBIOTICS harmless from any and all claims for such taxes, interest and/or penalties and will indemnify SYNBIOTICS against any such claims. SYNBIOTICS shall not dictate the work hours of COHEN during the term of this AGREEMENT. The parties hereby acknowledge and agree that SYNBIOTICS shall have no right to control the manner, means, or method by which COHEN performs the services called for by this AGREEMENT. Rather, SYNBIOTICS shall be entitled only to direct COHEN with respect to the elements of services to be performed by COHEN and the results to be derived by SYNBIOTICS, to inform COHEN as to where and when such services shall be performed, to limit and identify the persons at SYNBIOTICS with whom COHEN may communicate, and to review and assess the performance of such services by COHEN for the purposes of assuring that such services have been performed and confirming that such results were satisfactory. SYNBIOTICS shall be entitled to exercise broad general power of supervision and control over the results of work performed by COHEN to ensure satisfactory performance, including the right to inspect, the right to stop work, the right to make suggestions or recommendations as to the details of the work, and the right to propose modifications to the work.

              5.6   No Agency Relationship. Nothing herein shall be deemed to
                    ----------------------
create an agency relationship between the parties hereto. COHEN understands and agrees that, except as specifically and in writing directed to do so by the President and Chief Executive Officer and/or the Company's Board of Directors, he is not authorized to bind or to act on behalf of SYNBIOTICS, and he agrees not to purport otherwise.

              5.7   Business Expenses. It is expressly understood and agreed
                    -----------------
that during the Consulting Period, COHEN shall not incur any business expenses without the prior approval of the President and Chief Executive Officer and/or the Board of Directors of the Company. To the extent such business expenses have been approved in advance, SYNBIOTICS shall reimburse COHEN for reasonable business expenses incurred by him as a necessary consequence of his performance of his consulting duties on SYNBIOTICS' behalf. COHEN shall submit written requests for reimbursement of said business expenses, together with supporting receipts, on or before the last day of each month of the Consulting Period. Reimbursement of COHEN's business expenses shall be paid in the time and manner which are consistent with the Company's policy concerning employee/consultant business expenses.

              5.8   Outside Activities. Except as prohibited by the provisions
                    ------------------
of Section 7, below, it is expressly understood and agreed that during the Consulting Period, COHEN may accept other employment. COHEN may also engage in civic and not-for-profit activities, except as limited by the provisions of
Section 7.

        6.    Proprietary Information Obligations
              -----------------------------------

              6.1   Agreement. COHEN acknowledges that he is a party to and
                    ---------
bound by the terms and conditions of that certain confidentiality Agreement by and between SYNBIOTICS and him dated May 17, 1996 (the "Proprietary Information Agreement").

              6.2   Remedies. COHEN understands that his duties under the
                    --------
Proprietary Information Agreement survive the termination of his employment with SYNBIOTICS and continue to remain in effect during his consultancy to the Company, and will survive the expiration or termination of this AGREEMENT. COHEN acknowledges that a remedy at law for any breach or threatened breach by him of the provisions of the Proprietary Information Agreement would be inadequate, and he therefore agrees that the Company shall be entitled to injunctive relief in case of any such breach or threatened breach.

        7.    Trade Secrets and Confidential Information/Non-Competition.
              ----------------------------------------------------------

              7.1   Valuable Confidential Information. COHEN acknowledges that
                    ---------------------------------
SYNBIOTICS has invested substantial time, money and resources in the development and retention of its inventions, confidential information (including trade secrets), customers, accounts and business partners, and further acknowledges that during the course of his employment with the Company COHEN had access to the Company's inventions and confidential information (including trade secrets), and was introduced to existing and prospective customers, accounts and business partners of the Company. The parties acknowledge that in connection with COHEN's provision of consulting services to SYNBIOTICS, he may continue to have access to the Company's inventions and confidential information (including trade secrets). COHEN acknowledges and agrees that any and all "goodwill" associated with any existing or prospective customer, account or business partner belongs exclusively to SYNBIOTICS, including, but not limited to, any goodwill created as a result of direct or indirect contacts or relationships between COHEN and any existing or prospective customers, accounts or business partners.

              7.2   No Competition During Consulting Period. During the
                    ---------------------------------------
Consulting Period, COHEN agrees that he will not, directly or indirectly, whether as an officer, director, stockholder, partner, proprietor, associate, representative, consultant, or in any capacity whatsoever engage in, become financially interested in, be employed by, provide services to, or have any business connection with, any other person, corporation, firm, partnership or other entity whatsoever which competes directly or indirectly with the Company throughout the world, in any line of business now engaged in (or planned to be engaged in) by the Company. COHEN agrees that if he is proposing an affiliation of any sort with any other person, corporation, firm, partnership or other entity which might reasonably be considered to compete with SYNBIOTICS, he shall notify SYNBIOTICS in writing so that a determination may be made as to whether such person, corporation, firm, partnership or other entity competes directly or indirectly with SYNBIOTICS. Any such determination will be made by the Board of Directors of SYNBIOTICS in good faith. However, notwithstanding anything above to the contrary, COHEN may own, as a passive investor, securities of any publicly traded competitor corporation, so long as his direct holdings in any one such corporation shall not in the aggregate constitute more than 1% of the voting stock of such corporation.

              7.3   Non-Solicitation. During the Consulting Period, COHEN agrees
                    ----------------
not to interfere with the business of the Company by soliciting, inducing, or otherwise causing (i) any employee or consultant of the Company to terminate his or her employment or engagement with the Company, or to reduce his or her time commitment or scope of services provided to the Company, or (ii) any customer or client of the Company to purchase or obtain the products or services of any firm or business organization which competes with the Company. The foregoing restrictions shall apply to COHEN regardless of whether he is acting directly or indirectly, alone or in concert with others. COHEN understands and agrees that he cannot and will not do indirectly that which he cannot do directly.

              7.4   Non-Competitive Board Service. During the Consulting Period,
                    -----------------------------
COHEN may serve as a member of the board of directors of any other unaffiliated company that is not in competition with SYNBIOTICS, provided that such service does not interfere with the performance of his duties or responsibilities under this or any other agreement between him and SYNBIOTICS. COHEN's service as a member of the board of directors of any other company which might reasonably be considered to compete with SYNBIOTICS shall be subject in every case to the approval of the Board of Directors of SYNBIOTICS, which approval shall not be unreasonably withheld.

          7.5 Savings Clause. If any restriction set forth above within this
              --------------
section is held to be unreasonable, then COHEN agrees, and hereby submits, to the reduction and limitation of such prohibition to such area or period as shall be deemed reasonable. COHEN agrees that during the Consulting Period, he will not engage in any employment, business, or activity that is in any way competitive with the business or proposed business of the Company, and he will not assist any other person or organization in competing with SYNBIOTICS or in preparing to engage in competition with the business or proposed business of SYNBIOTICS.

          7.6 Injunctive Relief. COHEN expressly agrees that the covenants set
              -----------------
forth in this Section 7 are reasonable and necessary to protect the Company and its legitimate business interests, and to prevent the unauthorized dissemination of confidential information to competitors of the Company. COHEN also agrees that the Company will be irreparably harmed and that damages alone cannot adequately compensate the Company if there is a violation of the provisions of this Section 7 by COHEN, and that injunctive relief against COHEN is essential for the protection of the Company. Therefore, in the event of any such breach, it is agreed that, in addition to any other remedies available, SYNBIOTICS shall be entitled as a matter of right to injunctive relief in any court of competent jurisdiction, plus attorneys' fees actually incurred for the securing of such relief.

     8.   Termination Provisions. In the event that SYNBIOTICS terminates
          ----------------------
COHEN's services for cause, as defined hereafter, COHEN's consulting compensation shall cease immediately. A termination by SYNBIOTICS "for cause" shall mean a termination based on the Board's good faith and reasonable belief that one or more of the following has occurred:

              (i) COHEN's indictment for or conviction of any felony or of any crime involving dishonesty or moral turpitude.

              (ii) COHEN's participation in any fraud against SYNBIOTICS or its investors.

              (iii) COHEN's breach of any obligations or duties owed to the Company, whether arising under this AGREEMENT or any other binding agreement, including but not limited to the Proprietary Information Agreement. If COHEN's breach is curable, it is agreed that the Company will provide COHEN with written notice of said breach, and seven (7) business days within which to cure said breach.

              (iv) COHEN's unauthorized disclosure or use of Company proprietary or confidential information. It is expressly understood and agreed by the parties that an unauthorized disclosure or use of Company proprietary or confidential information shall not be considered a "curable breach", as described in subsection (iii) above.

              (v) COHEN's violation of any of the non-competition provisions of this AGREEMENT. It is expressly understood and agreed by the parties that any violation of the non-competition provisions of this AGREEMENT shall not be considered a "curable breach", as described in subsection (iii) above.

              (vi) COHEN's failure to make himself available at the Company's reasonable request to provide consulting services hereunder.

              (vii) COHEN's intentional, reckless or grossly negligent action materially detrimental to the best interest of SYNBIOTICS.

      9.  General Release.
          ---------------

          9.1 General Release. COHEN for himself, and his relatives, heirs,
              ---------------
executors, administrators, assigns and successors, fully and forever releases and discharges SYNBIOTICS and each of its current, former and future parents, subsidiaries, related entities, employee benefit plans and its and their fiduciaries, predecessors, successors, officers, directors, shareholders, agents, employees and assigns (collectively, "Releasees"), with respect to any and all claims, liabilities, causes of action, suits, debts, contracts, agreements, promises, demands, losses, settlements, diminutions in value, judgments, damages, penalties, costs and expenses (including, without limitation, attorneys' fees) of every nature, kind and description, in law, equity or otherwise (collectively, "Claims"), which have arisen, occurred or existed at any time before the signing of this AGREEMENT, including, without limitation, any and all Claims arising out of or relating to COHEN's employment with SYNBIOTICS or the cessation of that employment or his Employment Agreement; provided, however, that COHEN's Vested Options (as amended by Section 2), Claims under his Indemnification Agreement and the Proprietary Information Agreement, and enforcement of this AGREEMENT are not released.

          9.2 Knowing Waiver of Employment Related Claims. COHEN understands and
              -------------------------------------------
agrees that, without limitation, he is waiving and releasing any and all rights he may have had, now has, or in the future may have, to pursue against any of the Releasees any and all remedies available to him under any employment-related Claims and causes of action, including without limitation, claims of wrongful discharge, breach of contract, breach of the covenant of good faith and fair dealing, fraud, violation of public policy, defamation, discrimination, personal injury, physical injury, emotional distress, claims under Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, the Americans With Disabilities Act, the Federal Rehabilitation Act, the Family and Medical Leave Act, the California Fair Employment and Housing Act, the California Family Rights Act, the Equal Pay Act of 1963, the provisions of the California Labor Code and any other federal, state or local laws and regulations relating to employment, conditions of employment (including wage and hour laws) and/or employment discrimination.

          9.3 Waiver of Civil Code (S). 1542. COHEN expressly waives any and all
              -----------------------------
rights and benefits conferred upon him by Section 1542 of the Civil Code of the State of California, which states as follows, and under all federal, state and/or common-law statutes or principles of similar effect:

              "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

COHEN expressly agrees and understands that the release given by him pursuant to this AGREEMENT applies to all unknown, unsuspected and unanticipated Claims which COHEN may have against SYNBIOTICS or any of the other Releasees.

         9.4 No Prior Assignments. COHEN represents and warrants that there has
             --------------------
been no assignment or other transfer of any interest in any Claim which COHEN may have against SYNBIOTICS or any of the other Releasees, or any of them, and COHEN agrees to defend, indemnify and hold SYNBIOTICS and the other Releasees, and each of them, harmless from any liability, claims, demands, damages, settlements, judgments, penalties, costs, expenses and attorneys' fees incurred by SYNBIOTICS or any of the other Releasees, or any of them, as a result of any person asserting any such assignment or transfer. It is the intention of the parties that this indemnity does not require payment as a condition precedent to recovery by SYNBIOTICS and the other Releasees under the indemnity, and that this indemnity shall be payable as incurred and on demand.

         9.5 Denial of Liability and Obligation. This AGREEMENT is not intended
             ----------------------------------
to and shall not constitute any admission or concession of any kind by SYNBIOTICS or any other person as to the existence of any liability or obligation to COHEN under any Claim. SYNBIOTICS and the other Releasees specifically deny the existence of any such liability or obligation to COHEN.

     10. Promise to Refrain from Suit or Administrative Action. COHEN promises
         -----------------------------------------------------
and agrees that he will never sue SYNBIOTICS or any of the other Releasees, or otherwise institute or participate in any legal or administrative proceedings against SYNBIOTICS or any of the other Releasees (or aid anyone else to do so), with respect to any Claim covered by the release provisions of this AGREEMENT. COHEN agrees that if COHEN violates this Section 10 in any manner or in any manner asserts again SYNBIOTICS or any of the other Releasees, or any of them, any of the Claims released hereunder, then COHEN will pay to SYNBIOTICS and the other Releasees, and each of them, in addition to any other damages caused to SYNBIOTICS and the other Releasees thereby, all attorneys' fees incurred by SYNBIOTICS and the other Releasees in defending or otherwise responding to said Claim.

     11. Full Defense. It is specifically understood and agreed that this
         ------------
AGREEMENT may be pleaded as a full and complete defense to and may be used as the basis for an injunction against any action, arbitration, suit, or other proceeding which may be instituted, prosecuted or attempted in breach of this AGREEMENT.

     12. Assumption of Risk as to Facts. The parties both understand that if the
         ------------------------------
facts with respect to which they are executing this AGREEMENT are later found to be other than or different from the facts both or either of them now believe to be true, they expressly accept and assume the risk of such possible difference in fact and agree that this AGREEMENT shall remain effective despite any difference of fact.

     13. No Outside Representations. No representation, warranty, condition,
         --------------------------
promise, understanding or agreement of any kind with respect to the subject matter hereof has been made by either party or by anyone else, nor shall any such be relied upon by either party, except those contained herein. There were no inducements to enter into this AGREEMENT, except for what is expressly set forth in this AGREEMENT.

     14. Severability of Release Provisions. All provisions contained herein are
         ----------------------------------
severable and in the event that any of them shall be held to be to any extent invalid or otherwise unenforceable by any court of competent jurisdiction, such provision shall be construed as if it were written so as to effectuate to the greatest possible extent the parties' expressed intent; and in every case the remainder of this AGREEMENT shall not be affected thereby and shall remain valid and enforceable, as if such affected provision were not contained herein.

     15. Integrated Agreement. The parties acknowledge and agree that no
         --------------------
promises or representations were made to them concerning the subject matter of this AGREEMENT which do not appear written herein and that this AGREEMENT contains the entire agreement of the parties on the subject matter hereof and supersedes any and all prior or contemporaneous oral and written negotiations, agreements, promises, commitments and understandings; provided, that the Proprietary Information Agreement and the Indemnification Agreement are in no way superseded. The parties further acknowledge and agree that parol evidence shall not be required to interpret the intent of the parties.

     16. Voluntary Execution. The parties hereby acknowledge that they have read
         -------------------
and understand this AGREEMENT and that they sign this AGREEMENT voluntarily and without coercion.

     17. Waiver, Amendment and Modification of AGREEMENT. The parties agree that
         -----------------------------------------------
no waiver, amendment or modification of any of the terms of this AGREEMENT shall be effective unless in writing and signed by all parties affected by the waiver, amendment or modification. No waiver of any term, condition or default of any term of this AGREEMENT shall operate or be construed as a waiver of any preceding or succeeding breach of the same or any other term or provision, or a waiver of any contemporaneous breach of any other term or provision, or a continuing waiver of the same or any other term or provision. No failure or delay by a party in exercising any right, power, or privilege hereunder or other conduct by a party shall operate as a waiver thereof, in the particular case or in any past or future case, and no single or partial exercise thereof shall preclude the full exercise or further exercise of any right, power, or privilege. No action taken pursuant to this AGREEMENT shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein.

     18. Representation by Counsel. The parties acknowledge that they have the
         -------------------------
right to have been represented in by counsel of their own choosing, and that they have entered into this AGREEMENT voluntarily, without coercion, and based upon their own judgment and not in reliance upon any representations or promises made by the other party or parties or any undersigned attorneys, other than those contained within this AGREEMENT. The parties further agree that if any of the facts or matters upon which they now rely in making this AGREEMENT hereafter prove to be otherwise, this AGREEMENT will nonetheless remain in full force and effect. COHEN acknowledges that Brobeck, Phleger & Harrison LLP, SYNBIOTICS' lawyers, has represented SYNBIOTICS only and has not represented or advised him in connection with this AGREEMENT.

     19. California Law. The parties agree that this AGREEMENT and its terms
         --------------
shall be construed under California law.

     20. Agreement to Arbitrate Claims Arising from AGREEMENT. The parties agree
         ----------------------------------------------------
that with the exception of disputes and claims identified below, if any dispute arises concerning interpretation and/or enforcement of the terms of this AGREEMENT, said dispute shall be resolved by binding arbitration conducted before a single arbitrator in San Diego, California in accordance with the American Arbitration Association's National Rules for the Resolution of Employment Disputes, effective June 1, 1997 and in accordance with the guidelines delineated by the California Supreme Court in Armendariz v.
                                                         ------------
Foundation Health Psychcare Services, Inc. (2000). Notwithstanding this
-----------------------------------------
agreement to arbitrate, neither party shall be precluded from seeking injunctive relief in a judicial forum.

     21. Drafting. The parties agree that this AGREEMENT shall be construed
         --------
without regard to the drafter of the same and shall be construed as though each party to this AGREEMENT participated equally in the preparation and drafting of this AGREEMENT.

     22. Counterparts. This AGREEMENT may be signed in counterparts and said
         ------------
counterparts shall be treated as though signed as one document.

     23. Return of Company Property. COHEN has returned to SYNBIOTICS his
         --------------------------
Company credit card. It is understood and agreed that COHEN shall return all other property in his possession which belongs to or was leased to SYNBIOTICS (or leased to him on SYNBIOTICS' account) immediately upon demand therefor. COHEN specifically promises and agrees that he shall not retain copies of any company documents or files.

     24. Period to Consider Terms of AGREEMENT. COHEN acknowledges that this
         -------------------------------------
AGREEMENT was first presented to him on March 30, 2001, that the terms of this AGREEMENT have been negotiated by both parties, and that he is entitled to have 21 days' time in which to consider the AGREEMENT. COHEN acknowledges that he understands that he has the right to obtain the advice and counsel from the legal representative of his choice, and that he executes this AGREEMENT having had sufficient time within which to consider its terms. COHEN represents that if he executes this AGREEMENT before 21 days have elapsed, he does so voluntarily, and that he voluntarily waives any remaining consideration period.

     25. Revocation of AGREEMENT. COHEN understands that after executing this
         -----------------------
AGREEMENT, he has the right to revoke it within seven (7) days after his execution of it. COHEN understands that this AGREEMENT will not become effective and enforceable unless the seven day revocation period passes and COHEN does not revoke the AGREEMENT in writing. COHEN understands that this AGREEMENT may not be revoked after the seven day revocation period has passed. COHEN understands that any revocation of this AGREEMENT must be made in writing and delivered to SYNBIOTICS within the seven day period, and that if he does so revoke the AGREEMENT, he shall not be entitled to receive any of the benefits described herein.

     26. Effective Date. This AGREEMENT shall become effective (as of April 2,
         --------------
2001) on the eighth (8th) day after execution by COHEN, so long as COHEN has not revoked it within the time and in the manner specified in Section 25 of this AGREEMENT.

Dated: April 2, 2001                          /s/ Kenneth M. Cohen
                                              ----------------------------------
                                              KENNETH M. COHEN



                                              SYNBIOTICS CORPORATION


Dated: April 2, 2001                          By /s/ Paul A. Rosinack
                                                 -------------------------------
                                                 Paul A. Rosinack
                                                 President